UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07288

Franklin Strategic Mortgage Portfolio

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter September 30, 2018

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The 12 months ended September 30, 2018, benefited from mostly upbeat economic data as corporate earnings increased, the U.S. job market continued to improve and the unemployment rate declined. Under new chairman Jerome Powell, the U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% in March, June and September 2018, after a 0.25% increase in December 2017, bringing the rate from 1.25% at the start of the period to 2.25% by period-end. In September, the Fed cited growing business investment and household spending as further evidence of strong economic growth. The Fed also stated that inflation remained near 2.00% and that longer-term inflation expectations had changed little. The 10-year U.S. Treasury yield began the period at 2.33% and ended the period at 3.05%. In this environment, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, decreased 1.22%.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions.

See www.franklintempletondatasources.com for additional data provider information.

a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Strategic Mortgage Portfolio’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer –

Investment Management

Franklin Strategic Mortgage Portfolio

This letter reflects our analysis and opinions as of September 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Strategic Mortgage Portfolio

This annual report for Franklin Strategic Mortgage Portfolio covers the fiscal year ended September 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in a portfolio of mortgage securities. The Fund invests substantially in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in “pools” of mortgage loans issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac.1

Performance Overview

For the 12 months ended September 30, 2018, the Fund’s Class A shares had a -1.25% total return. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities (MBS) Fixed Rate Index, which measures the performance of investment-grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, had a -0.92% total return.2 In comparison, the Fund’s secondary benchmark, the FTSE US Broad Investment-Grade Bond Index (USBIG®) Mortgage Index, which tracks the performance of 30- and 15-year Ginnie Mae, Fannie Mae and Freddie Mac securities, as well as Fannie Mae and Freddie Mac balloon mortgages, had a -0.96% total return.2 The Lipper U.S. Mortgage Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in mortgages and securities issued or guaranteed by the U.S. government and certain federal agencies, had a -0.67% total return.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Portfolio Composition

Based on Total Investments as of 9/30/18

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew during the 12 months under review. The economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending, but moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.2% in September 2017, as reported at the beginning of the 12-month period, to a nearly

1. Guarantees of timely payment of principal and interest do not apply to the market prices and yield of the security or to the net asset value or performance of the Fund. Ginnie Mae pass-through securities are backed by the full faith and credit of the U.S. government. Although U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities.

2. Source: Morningstar.

3. Source: Lipper, a Thomson Reuters Company. For the 12 months ended 9/30/18, this category consisted of 127 funds. Lipper calculations do not include sales charges or subsidization by a fund’s manager. The Fund’s performance relative to the average might have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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49-year low of 3.7% at period-end.4 Annual inflation, as measured by the Consumer Price Index, increased from 2.2% in September 2017, as reported at the beginning of the period, to 2.3% at period-end.4

The U.S. Federal Reserve (Fed) began reducing its balance sheet in October 2017 as part of an ongoing effort to normalize its monetary policy. At its December 2017 meeting, the Fed raised its target range for the federal funds rate 0.25%. In his congressional testimonies in February and July 2018, as well as at the Fed symposium in August, Fed Chair Jerome Powell reiterated the Fed’s intention to gradually raise interest rates. As widely expected, the Fed further raised its target range for the federal funds rate 0.25% each at its March, June and September 2018 meetings, to 2.00%–2.25%. At its September meeting, the Fed raised its forecast for U.S. economic growth in 2018 and 2019 and projected one more rate increase in 2018.

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose amid the passage of the tax reform bill in December 2017. Other factors that contributed to higher yield were indications of higher inflation, which drove the yield to multi-year highs in February, April and May 2018. Expectations that global central banks might scale back monetary stimulus and better-than-expected U.S. economic reports also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., tensions between the U.S. and North Korea, the Trump administration’s protectionist trade policies, U.S. trade disputes with its allies and China, and economic turmoil in Turkey. Overall, the 10-year Treasury yield rose from 2.33% at the beginning of the period to 3.05% at period-end.

Investment Strategy

Under normal market conditions, we invest at least 80% of the Fund’s net assets in mortgage securities. The Fund invests substantially in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in “pools” of mortgage loans issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.1 These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS). The Fund may purchase or sell mortgage securities on a delayed-delivery or forward commitment basis through the “to-be-announced” (TBA)

4. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

market. We may also invest in other types of mortgage securities that may be issued by private issuers, including, but not limited to, certain ARMS, commercial mortgage-backed securities (CMBS), credit risk transfer securities, home equity loan asset-backed securities (HELs), manufactured housing asset-backed securities (MHs) and collateralized mortgage obligations (CMOs), as well as in other mortgage-related asset-backed securities. The Fund also may invest in U.S. Treasury securities. The Fund may invest up to 15% of its net assets in foreign securities, which may include non-U.S. dollar denominated foreign mortgage securities. In addition, the Fund may invest up to 20% of its net assets in high-yield, lower-quality securities rated, at the time of purchase, below BBB by Standard & Poor’s, or Baa by Moody’s, respectively, or, if unrated, deemed to be of comparable quality by the investment manager. The Fund may also invest up to 33% of its gross assets in mortgage dollar rolls. The Fund may invest a small portion of its assets directly in whole mortgage loans.

Dividend Distributions*

10/1/17–9/30/18

		Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

October	1.6001	1.8341	1.2741	2.1409	1.8653

November	3.4369	3.6299	3.1385	3.7190	3.6249

December	2.1043	2.2903	1.8091	2.3729	2.2872

January	2.5444	2.7548	2.2103	2.8501	2.7505

February	2.3819	2.5579	2.1029	2.6556	2.5543

March	2.2118	2.3927	1.9375	2.4746	2.3894

April	2.7772	2.9756	2.4630	3.0188	2.9710

May	2.4566	2.6494	2.1511	2.7275	2.6457

June	2.5000	2.6801	2.2163	2.7526	2.6764

July	2.4926	2.6919	2.1767	2.7723	2.6875

August	2.5423	2.7352	2.2400	2.8128	2.7314

September	2.3826	2.5745	2.1096	2.6381	2.5481

Total	29.4307	31.7664	25.8291	32.9352	31.7317

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration as measured by Bloomberg Barclays indexes, all major fixed income sectors related to this portfolio had positive

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excess returns during the period. Manufacturing and services sectors had steady growth and employment levels increased. Retail sales generally grew and inflation, while slowed by period-end, also increased. In this environment, home sales declined due to low supply levels and rising prices.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

The non-agency residential mortgage-backed securities market (RMBS) and CMBS market overall led excess returns and outpaced Treasuries. Fannie Mae, Freddie Mac and Ginnie Mae (GNMA) MBS also delivered modest positive excess returns during the 12-month period.

MBS fundamentals remain supportive and the prepayment outlook continues to look fairly benign. The extended period of low mortgage rates led to a compressed coupon stack within the mortgage universe. In the current environment, many qualified homeowners have already refinanced, and with rising mortgage rates, there is less economic incentive to refinance, leaving only approximately 8% of the existing universe refinanceable. With this as a fundamental backdrop, technical factors such as day count have a more meaningful impact on prepayment speed increases or decreases on a monthly basis. We expect prepayments to remain contained, given the low incentive to refinance loans, increasing mortgage rates and slowing seasonal home purchases.

As part of the balance sheet normalization plan, the Fed is expected to incorporate a $16 billion cap on runoff during third quarter 2018. Considering the current composition of the Fed’s portfolio and the current pace of reinvestments, the Fed is expected to conclude its large-scale purchases in October, increasing the supply of securities in the market. Some of the demand slack may be offset with a decrease in supply due to higher mortgage rates and housing seasonality, though any additional supply will need to absorbed by the market without the Fed’s demand component. This could widen spreads over the medium term.

In terms of our sector allocation, we maintained our largest allocation in agency MBS, but we continued to hold an underweighted position in the sector relative to the benchmark as we believe there are better opportunities in the non-agency sectors. Within the agency MBS sector, we increased our allocation to 3.5% and 4.0% coupon securities and reduced exposure to 3.0% MBS. The portfolio’s heaviest mortgage allocations were in 3.5% and 4.0% coupon securities.

We have a constructive view of the U.S. housing market in 2018 and continue to find opportunities in the RMBS asset class and added exposure to the sector over the period. We prefer to remain allocated to the seasoned credit risk transfer (CRT) and re-performing loan (RPL) sectors, where both fundamental and technical forces remain positive. We trimmed our CMBS allocation while maintaining our exposure at the top of the capital structure as commercial real estate prices have surpassed pre-financial crisis levels, rent growth is slowing, and capitalization rates are trending higher. We have maintained a defensive duration posture and yield-curve flattening bias. We believe interest rates should continue to trend higher amid ongoing strength in the U.S. economy.

What is the yield curve?
A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

The Fund’s exposure to RMBS and CMBS benefited from strong sector performance and boosted returns relative to the benchmark. Our shorter duration positioning also contributed to relative performance as interest-rate movements helped the portfolio. In contrast, our underweighted allocation to fixed-rate agency MBS and security selection detracted from relative performance.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Paul Varunok

David Yuen, CFA, FRM

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of September 30, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

1-Year	-1.25%	-5.40%

5-Year	+10.47%	+1.12%

10-Year	+47.15%	+3.49%

Advisor[5]

1-Year	-1.00%	-1.00%

5-Year	+11.85%	+2.27%

10-Year	+50.92%	+4.20%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)

A	3.31%	3.38%	3.15%

Advisor	3.70%	3.78%	3.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/08–9/30/18)

Advisor Class (10/1/08–9/30/18)

See page 9 for Performance Summary footnotes.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

PERFORMANCE SUMMARY

Distributions (10/1/17–9/30/18)

Share Class	Net Investment Income
A	$0.294307
A1	$0.317664
C	$0.258291
R6	$0.329352
Advisor	$0.317317

Total Annual Operating Expenses[9]

Share Class	With Waiver	Without Waiver
A	1.01%	1.15%
Advisor	0.76%	0.90%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. During periods of declining interest rates, principal prepayments tend to increase as borrowers refinance their mortgages at lower rates; therefore the Fund may be forced to reinvest returned principal at lower interest rates, reducing income. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The fund may be affected by issuers that fail to make interest payments and repay principal when due. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Performance quotations for Class A shares reflect the following methods of calculation: (a) For periods prior to 2/1/12, a restated figure is used based on Class A1 performance and including the Class A Rule 12b-1 fee, and (b) for periods after 2/1/12, actual Class A performance is used, reflecting all charges and fees applicable to that class. Since 2/1/12 (commencement of sales), the cumulative and average annual total returns of Class A shares were +15.84% and +1.57%.

5. Effective 2/1/12, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 fee. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/12, a restated figure is used based on the Fund’s oldest share class, Class A1, excluding the effect of its maximum initial sales charge; and (b) for periods after 2/1/12, actual Advisor Class performance is used, reflecting all charges and fees applicable to that class. Since 2/1/12 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +17.78% and +2.49%.

6. Distribution rate is based on an annualization of the sum of distributions per share for the 30 days of September and the maximum offering price (NAV for Advisor Class) on 9/30/18.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays U.S. MBS Fixed Rate Index is the fixed-rate component of the Bloomberg Barclays U.S. MBS Index and includes the agency mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The FTSE USBIG Mortgage Index comprises 30- and 15-year GNMA, FNMA and FHLMC securities, as well as FNMA and FHLMC balloon mortgages, and is reconstituted each month to reflect new issuance and principal pay-downs.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/18	Value 9/30/18	4/1/18–9/30/18[1,2]	Value 9/30/18	4/1/18–9/30/18[1,2]	Ratio[2]

A	$1,000	$997.90	$5.01	$1,020.05	$5.06	1.00%
A1	$1,000	$999.20	$3.76	$1,021.31	$3.80	0.75%
C	$1,000	$994.90	$7.00	$1,018.05	$7.08	1.40%
R6	$1,000	$999.70	$3.21	$1,021.86	$3.24	0.64%
Advisor	$1,000	$999.20	$3.76	$1,021.31	$3.80	0.75%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

		Year Ended September 30,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.34	$ 9.57	$ 9.49	$ 9.43	$ 9.37

Income from investment operations[a]:
Net investment income	0.243 [b]	0.147	0.144	0.185	0.249
Net realized and unrealized gains (losses)	(0.359)	(0.106)	0.135	0.088	0.218

Total from investment operations	(0.116)	0.041	0.279	0.273	0.467

Less distributions from:
Net investment income	(0.294)	(0.267)	(0.199)	(0.213)	(0.407)
Tax return of capital	—	(0.004)	—	—	—

Total distributions	(0.294)	(0.271)	(0.199)	(0.213)	(0.407)

Net asset value, end of year	$ 8.93	$ 9.34	$ 9.57	$ 9.49	$ 9.43

Total return[c]	(1.25)%	0.45%	2.98%	2.91%	5.09%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.21%	1.17%	1.00%	1.01%	1.06%
Expenses net of waiver and payments by affiliates	1.06% [d]	1.16% [d]	0.99% [d]	1.01% [e]	1.06%[e]
Net investment income	2.67%	1.82%	1.47%	1.84%	2.37%

Supplemental data
Net assets, end of year (000’s)	$16,303	$21,143	$34,191	$26,328	$9,920
Portfolio turnover rate	243.65%	244.09%	551.77%	614.11%	514.95%
Portfolio turnover rate excluding mortgage dollar rolls[f]	153.69%	111.62%	185.40%	172.54%	133.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

fSee Note 1(f) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class A1

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.35	$ 9.58	$ 9.49	$ 9.44	$ 9.38

Income from investment operations[a]:
Net investment income	0.268 [b]	0.177	0.160	0.197	0.232
Net realized and unrealized gains (losses)	(0.360)	(0.113)	0.153	0.090	0.259

Total from investment operations	(0.092)	0.064	0.313	0.287	0.491

Less distributions from:
Net investment income	(0.318)	(0.289)	(0.223)	(0.237)	(0.431)
Tax return of capital	—	(0.005)	—	—	—

Total distributions	(0.318)	(0.294)	(0.223)	(0.237)	(0.431)

Net asset value, end of year	$ 8.94	$ 9.35	$ 9.58	$ 9.49	$ 9.44

Total return[c]	(1.00)%	0.70%	3.34%	3.06%	5.35%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.96%	0.92%	0.75%	0.76%	0.81%
Expenses net of waiver and payments by affiliates	0.81% [d]	0.91% [d]	0.74% [d]	0.76% [e]	0.81% [e]
Net investment income	2.92%	2.07%	1.72%	2.09%	2.62%

Supplemental data
Net assets, end of year (000’s)	$32,802	$40,844	$53,432	$59,352	$64,325
Portfolio turnover rate	243.65%	244.09%	551.77%	614.11%	514.95%
Portfolio turnover rate excluding mortgage dollar rolls[f]	153.69%	111.62%	185.40%	172.54%	133.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

fSee Note 1(f) regarding mortgage dollar rolls.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.34	$ 9.57	$ 9.49	$ 9.43	$ 9.37

Income from investment operations[a]:
Net investment income	0.207 [b]	0.112	0.112	0.142	0.207
Net realized and unrealized gains (losses)	(0.359)	(0.109)	0.130	0.093	0.223

Total from investment operations	(0.152)	0.003	0.242	0.235	0.430

Less distributions from:
Net investment income	(0.258)	(0.229)	(0.162)	(0.175)	(0.370)
Tax return of capital	—	(0.004)	—	—	—

Total distributions	(0.258)	(0.233)	(0.162)	(0.175)	(0.370)

Net asset value, end of year	$ 8.93	$ 9.34	$ 9.57	$ 9.49	$ 9.43

Total return[c]	(1.64)%	0.06%	2.57%	2.51%	4.68%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.61%	1.57%	1.40%	1.41%	1.46%
Expenses net of waiver and payments by affiliates	1.46% [d]	1.56% [d]	1.39% [d]	1.41% [e]	1.46%[e]
Net investment income	2.27%	1.42%	1.07%	1.44%	1.97%

Supplemental data
Net assets, end of year (000’s)	$4,513	$6,308	$9,468	$4,067	$2,409
Portfolio turnover rate	243.65%	244.09%	551.77%	614.11%	514.95%
Portfolio turnover rate excluding mortgage dollar rolls[f]	153.69%	111.62%	185.40%	172.54%	133.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

fSee Note 1(f) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2018	2017[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.33	$ 9.38

Income from investment operations[b]:
Net investment income	0.282 [c]	0.003
Net realized and unrealized gains (losses)	(0.363)	(0.002)

Total from investment operations	(0.081)	0.001

Less distributions from:
Net investment income	(0.329)	(0.050)
Tax return of capital	—	(0.001)

Total distributions	(0.329)	(0.051)

Net asset value, end of year	$ 8.92	$ 9.33

Total return[d]	(0.87)%	0.01%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.01%	1.83%
Expenses net of waiver and payments by affiliates	0.69% [f]	0.75%[f]
Net investment income	3.04%	2.23%

Supplemental data
Net assets, end of year (000’s)	$432	$5
Portfolio turnover rate	243.65%	244.09%
Portfolio turnover rate excluding mortgage dollar rolls[g]	153.69%	111.62%

aFor the period August 1, 2017 (effective date) to September 30, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.33	$ 9.57	$ 9.48	$ 9.43	$ 9.37

Income from investment operations[a]:
Net investment income	0.268 [b]	0.187	0.146	0.199	0.371
Net realized and unrealized gains (losses)	(0.351)	(0.133)	0.166	0.087	0.119

Total from investment operations	(0.083)	0.054	0.312	0.286	0.490

Less distributions from:
Net investment income	(0.317)	(0.289)	(0.222)	(0.236)	(0.430)
Tax return of capital	—	(0.005)	—	—	—

Total distributions	(0.317)	(0.294)	(0.222)	(0.236)	(0.430)

Net asset value, end of year	$ 8.93	$ 9.33	$ 9.57	$ 9.48	$ 9.43

Total return	(1.00)%	0.70%	3.34%	3.06%	5.35%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.96%	0.92%	0.75%	0.76%	0.81%
Expenses net of waiver and payments by affiliates	0.81% [c]	0.91% [c]	0.74% [c]	0.76% [d]	0.81%[d]
Net investment income	2.92%	2.07%	1.72%	2.09%	2.62%

Supplemental data
Net assets, end of year (000’s)	$6,574	$7,632	$8,264	$12,651	$9,049
Portfolio turnover rate	243.65%	244.09%	551.77%	614.11%	514.95%
Portfolio turnover rate excluding mortgage dollar rolls[e]	153.69%	111.62%	185.40%	172.54%	133.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

eSee Note 1(f) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Statement of Investments, September 30, 2018

	Principal Amount*	Value
Corporate Bonds 0.2%
Insurance Brokers 0.0%†
[a]Ambac Assurance Corp., Subordinated Note, 144A, 5.10%,6/07/20	$237	$324
[a,b]Ambac LSNI LLC, senior note, first lien, 144A, FRN, 7.396%, (3-month USD LIBOR + 5.00%), 2/12/23 (Cayman Islands)	1,043	1,057

Real Estate Services 0.2%
American Homes 4 Rent LP, senior bond, 4.25%,2/15/28	100,000	95,797

Total Corporate Bonds (Cost $100,806)		97,178

U.S. Government and Agency Securities 0.7%
U.S. Treasury Bond,
4.75%, 2/15/37	225,000	276,408
4.25%, 11/15/40	131,000	153,298

Total U.S. Government and Agency Securities (Cost $479,759)		429,706

Asset-Backed Securities and Commercial Mortgage-Backed Securities 25.1%
Finance 25.1%
[c]American Home Mortgage Investment Trust, 2005-1, 6A, FRN, 4.516%, (6-month USD LIBOR + 2.00%), 6/25/45	111,309	114,687
[a]American Homes 4 Rent, 2015-SFR1, A, 144A, 3.467%, 4/17/52	150,945	148,527
[a,d,e]Anthracite Ltd., 2004-HY1A, E, 144A, 7.147%, 6/20/41	1,598,000	6,392
[f,g]Bank, 2018-BN13, XA, IO, FRN, 0.671%, 8/15/61	2,535,926	92,103
[c]Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 3.096%, (1-month USD LIBOR + 0.88%), 11/25/34	35,631	35,601
[a,c]Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 3.816%, (1-month USD LIBOR + 1.60%), 4/25/28 (Bermuda)	170,000	171,125
[f]CD Commercial Mortgage Trust, 2005-CD1, E, FRN, 5.43%, 7/15/44	28,097	28,067
[f]CD Mortgage Trust, 2016-CD2, A4, FRN, 3.526%, 11/10/49	175,000	173,088
[a]Centerline REIT Inc.,
2004-RR3, A2, 144A, 4.76%, 9/21/45	21,562	21,599
2004-RR3, B, 144A, 5.04%, 9/21/45	200,000	196,814
[a,f]CIM Trust, 2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	190,000	188,858
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	93,191	90,598
2015-GC31, A4, 3.762%, 6/10/48	250,000	251,857
2016-GC37, A4, 3.314%, 4/10/49	250,000	243,475
[a,f]Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	32,858	32,373
[f,h]Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.928%, 7/10/38	170,000	156,676
[f]Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	338,726	369,459
Conseco Financial Corp.,1998-6, A8, 6.66%, 6/01/30	118,748	124,682
[a,h]Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	355,752	352,322
CSAIL Commercial Mortgage Trust,
2015-C1, A4, 3.505%, 4/15/50	430,000	427,675
[f,g,h]2015-C2, XA, IO, FRN, 0.951%, 6/15/57	5,431,275	214,030
[a,f]CSMC, 2009-15R, 3A1, 144A, FRN, 3.966%, 3/26/36	32,137	32,310
[a,f]CSMC Trust, 2014-OAK1, 1A1, 144A, FRN, 3.00%, 11/25/29	127,120	124,103
[c]CWABS Asset-Backed Certificates Trust, 2004-7, MV3, FRN, 3.266%, (1-month USD LIBOR + 1.05%), 12/25/34	233	237
[c]CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 2.966%, (1-month USD LIBOR + 0.75%), 3/25/34	78,017	78,583
[a,f]Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	400,000	397,642

16	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Finance (continued)
[c] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN3, M3, FRN, 6.216%, (1-month USD LIBOR + 4.00%), 8/25/24	$206,047	$226,033
2014-DN4, M3, FRN, 6.766%, (1-month USD LIBOR + 4.55%), 10/25/24	191,737	213,185
2014-HQ1, M2, FRN, 4.716%, (1-month USD LIBOR + 2.50%), 8/25/24	20,180	20,254
2014-HQ3, M3, FRN, 6.966%, (1-month USD LIBOR + 4.75%), 10/25/24	215,255	238,963
2015-DN1, M3, FRN, 6.366%, (1-month USD LIBOR + 4.15%), 1/25/25	204,271	219,470
2015-DNA3, B, FRN, 11.566%, (1-month USD LIBOR + 9.35%), 4/25/28	249,149	325,072
2015-HQ1, M2, FRN, 4.416%, (1-month USD LIBOR + 2.20%), 3/25/25	22,659	22,722
2015-HQ1, M3, FRN, 6.016%, (1-month USD LIBOR + 3.80%), 3/25/25	500,000	534,858
2015-HQ2, M3, FRN, 5.466%, (1-month USD LIBOR + 3.25%), 5/25/25	250,000	280,696
2015-HQA1, B, FRN, 11.016%, (1-month USD LIBOR + 8.80%), 3/25/28	248,997	308,933
2016-DNA2, M3, FRN, 6.866%, (1-month USD LIBOR + 4.65%), 10/25/28	250,000	288,105
2016-HQA2, M2, FRN, 4.466%, (1-month USD LIBOR + 2.25%), 11/25/28	196,948	201,154
[c] FNMA, 2007-1, NF, FRN, 2.466%, (1-month USD LIBOR + 0.25%), 2/25/37	95,561	95,557
[c] FNMA Connecticut Avenue Securities,
2014-C01, M1, FRN, 3.816%, (1-month USD LIBOR + 1.60%), 1/25/24	114,371	115,026
2014-C02, 2M2, FRN, 4.816%, (1-month USD LIBOR + 2.60%), 5/25/24	345,014	366,036
2014-C04, 1M1, FRN, 7.116%, (1-month USD LIBOR + 4.90%), 11/25/24	264,371	302,978
2015-C01, 2M2, FRN, 6.766%, (1-month USD LIBOR + 4.55%), 2/25/25	176,795	191,453
2017-C01, 1B1, FRN, 7.966%, (1-month USD LIBOR + 5.75%), 7/25/29	280,000	340,201
2018-C02, 2M1, FRN, 2.866%, (1-month USD LIBOR + 0.65%), 8/25/30	61,796	61,897
[a,f] FREMF Mortgage Trust,
2011-K11, B, 144A, FRN, 4.565%, 12/25/48	170,000	173,582
2018-K72, B, 144A, FRN, 4.117%, 12/25/50	210,000	202,229
[f] GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	97,540	97,339
[f] Green Tree Financial Corp., 1998-4, A7, FRN, 6.87%, 4/01/30	56,168	59,599
[f] Greenwich Capital Commercial Funding Corp., 2006-GG7, AM, FRN, 5.928%, 7/10/38	55,300	55,356
[f,g] GS Mortgage Securities Corp. II, 2015-GC30, XA, IO, FRN, 1.00%, 5/10/50	6,047,298	227,106
[f,g] GS Mortgage Securities Trust, 2017-GS5, XA, IO, FRN, 0.967%, 3/10/50	3,237,717	184,288
[c] GSAA Home Equity Trust, 2005-6, A3, FRN, 2.586%, (1-month USD LIBOR + 0.37%), 6/25/35	39,755	40,035
[c] GSAMP Trust, 2005-HE3, M2, FRN, 3.221%, (1-month USD LIBOR + 1.005%), 6/25/35	52,369	52,499
[c] Home Equity Mortgage Trust, 2004-4, M3, FRN, 3.191%, (1-month USD LIBOR + 0.975%), 12/25/34	192,250	192,485
[f] JP Morgan Chase Commercial Mortgage Securities Trust, 2005-LPD5, F, FRN, 5.896%, 12/15/44	67,896	67,836
[a,f] JP Morgan Mortgage Trust, 2013-3, A3, 144A, FRN, 3.403%, 7/25/43	211,747	206,785
JPMBB Commercial Mortgage Securities Trust,
[f] 2014-C24, AS, FRN, 3.914%, 11/15/47	250,000	251,689
2015-C33, A4, 3.77%, 12/15/48	250,000	250,725
[c] Lehman XS Trust, 2005-1, 2A2, FRN, 3.604%, (1-month USD LIBOR + 1.50%), 7/25/35	45,590	45,546
[c] Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN, 5.466%, (1-month USD LIBOR + 3.25%), 3/25/32	37,004	37,434
[c] Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 2.956%, (1-month USD LIBOR + 0.74%), 3/25/28	145,857	140,902
[f] Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.555%, 11/12/37	716	715
[a,f] Mill City Mortgage Loan Trust,
2016-1, A, 144A, FRN, 2.50%, 4/25/57	113,368	111,190
2018-1, A1, 144A, FRN, 3.25%, 5/25/62	159,326	158,236
[c] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 2.951%, (1-month USD LIBOR + 0.735%), 1/25/35	55,612	55,704
[a] OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	250,000	254,960
[a,c] OBX Trust, 2018-1, A2, 144A, FRN, 2.866%, (1-month USD LIBOR + 0.65%), 6/25/57	167,335	167,823
[a] One Market Plaza Trust, 2017-1MKT, B, 144A, 3.845%, 2/10/32	350,000	347,302

franklintempleton.com	Annual Report	17

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Finance (continued)
[a] Progress Residential Trust, 2018-SFR2, A, 144A, 3.712%, 8/17/35	$100,000	$99,634
[a,c] Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.616%, (1-month USD LIBOR + 1.40%), 3/25/28	150,000	150,448
[f] Residential Asset Securities Corp., 2004-KS8, AI6, FRN, 4.79%, 9/25/34	6,385	6,465
[a] Towd Point Mortgage Trust,
[f] 2015-1, 144A, FRN, 2.75%, 11/25/60	226,638	224,000
[f] 2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	130,915	130,231
[f] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	215,272	210,974
[f] 2016-4, A1, 144A, FRN, 2.25%, 7/25/56	227,085	221,753
[f] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	413,291	403,620
[f] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	322,468	317,003
[f] 2017-1, A2, 144A, FRN, 3.50%, 10/25/56	165,000	162,083
[f] 2017-2, A1, 144A, FRN, 2.75%, 4/25/57	85,130	83,650
[f] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	329,817	322,146
[c] 2017-5, A1, 144A, FRN, 2.816%, (1-month USD LIBOR + 0.60%), 2/25/57	111,566	111,945
[f] 2018-1, A1, 144A, FRN, 3.00%, 1/25/58	89,871	88,505
[f] 2018-2, A1, 144A, FRN, 3.25%, 3/25/58	191,084	189,099
[f] 2018-5, A1A, 144A, FRN, 3.25%, 8/25/58	100,000	98,773
[c] WaMu Mortgage Pass-Through Certificates,
2005-AR19, A1A1, FRN, 2.486%, (1-month USD LIBOR + 0.27%), 12/25/45	198,394	200,838
2005-AR8, 1A1A, FRN, 2.796%, (1-month USD LIBOR + 0.58%), 7/25/45	103,313	105,235
Wells Fargo Mortgage Backed Securities Trust,
[f] 2004-W, A9, FRN, 3.937%, 11/25/34	72,921	75,107
[f] 2005-AR10, 2A3, FRN, 4.213%, 6/25/35	72,387	73,242
[f] 2005-AR9, 2A2, FRN, 4.51%, 10/25/33	132,360	132,703
2007-3, 3A1, 5.50%, 4/25/22	10,974	11,174

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $15,084,480)		15,225,469

Mortgage-Backed Securities 82.6%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 50.0%
FHLMC Gold 20 Year, 6.50%, 2/01/19	1,723	1,726
FHLMC Gold 30 Year, 3.50%, 10/01/47	4,315,986	4,251,453
FHLMC Gold 30 Year, 3.50%, 12/01/47	6,088,487	5,997,156
FHLMC Gold 30 Year, 3.50%, 4/01/48	972,835	958,202
[i] FHLMC Gold 30 Year, 3.50%, 10/01/48	2,000,000	1,968,047
FHLMC Gold 30 Year, 4.00%, 4/01/48	696,690	704,265
FHLMC Gold 30 Year, 4.00%, 5/01/48	6,444,989	6,514,344
FHLMC Gold 30 Year, 4.00%, 7/01/48	4,264,627	4,310,520
[i] FHLMC Gold 30 Year, 4.00%, 10/01/48	4,230,000	4,271,439
FHLMC Gold 30 Year, 4.50%, 4/01/40	530,721	554,015
FHLMC Gold 30 Year, 5.00%, 10/01/33 - 2/01/39	339,700	360,093
FHLMC Gold 30 Year, 5.50%, 9/01/33	39,178	42,454
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	99,192	109,259
FHLMC Gold 30 Year, 6.50%, 11/01/27 - 7/01/32	58,224	64,447
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 8/01/32	76,266	78,250
FHLMC Gold 30 Year, 8.00%, 7/01/24 - 5/01/30	94,562	98,557
FHLMC Gold 30 Year, 8.50%, 6/01/21	3,774	3,792
FHLMC Gold 30 Year, 9.00%, 9/01/30	20,891	21,130
FHLMC Gold 30 Year, 9.50%, 3/01/21 - 12/01/22	4,564	4,585

		30,313,734

18	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Principal Amount*	Value
Mortgage-Backed Securities (continued)
j Federal National Mortgage Association (FNMA) Adjustable Rate 2.0%
FNMA, 3.356% - 3.898%, (NMCR +/- MBS Margin), 7/01/19 - 4/01/37	$575,022	$586,257
FNMA, 3.969% - 4.625%, (NMCR +/- MBS Margin), 10/01/20 - 7/01/38	572,533	587,398
FNMA, 4.625% - 4.723%, (NMCR +/- MBS Margin), 7/01/26 - 7/01/31	45,362	45,766

		1,219,421

Federal National Mortgage Association (FNMA) Fixed Rate 22.8%
FNMA 30 Year, 3.50%, 4/01/48	7,740,446	7,624,270
[i] FNMA 30 Year, 3.50%, 10/01/48	1,800,000	1,771,472
FNMA 30 Year, 3.50%, 7/01/56	1,099,714	1,079,820
FNMA 30 Year, 5.00%, 4/01/34	91,018	96,051
FNMA 30 Year, 5.50%, 9/01/33 - 11/01/33	544,888	584,887
FNMA 30 Year, 5.50%, 11/01/33 - 11/01/35	551,711	597,027
FNMA 30 Year, 6.00%, 12/01/23 - 10/01/34	318,877	351,573
FNMA 30 Year, 6.00%, 10/01/34 - 5/01/35	494,278	543,461
FNMA 30 Year, 6.00%, 7/01/35 - 8/01/35	242,354	263,281
FNMA 30 Year, 6.50%, 12/01/27 - 8/01/32	487,019	535,009
FNMA 30 Year, 6.50%, 8/01/32	86,555	94,971
FNMA 30 Year, 7.50%, 8/01/25 - 5/01/32	23,867	26,873
FNMA 30 Year, 8.00%, 1/01/25 - 7/01/31	23,772	26,310
FNMA 30 Year, 8.50%, 11/01/26 - 11/01/28	148,477	156,951
FNMA 30 Year, 9.00%, 8/01/24 - 4/01/25	1,325	1,424
FNMA 30 Year, 9.50%, 11/01/21 - 4/01/30	33,599	34,715
FNMA 30 Year, 10.00%, 1/01/19 - 4/01/21	3,843	3,872
FNMA 30 Year, 10.50%, 5/01/30	58	58
FNMA PL 30 Year, 10.00%, 9/01/20	5,034	5,066

		13,797,091

Government National Mortgage Association (GNMA) Fixed Rate 7.8%
GNMA I SF 30 Year, 4.50%, 9/20/48	2,055,000	2,127,185
GNMA I SF 30 Year, 6.50%, 1/15/24 - 9/15/32	98,565	108,214
GNMA I SF 30 Year, 7.00%, 6/15/23 - 2/15/32	25,864	26,863
GNMA I SF 30 Year, 7.50%, 10/15/23 - 10/15/29	28,558	29,661
GNMA I SF 30 Year, 8.00%, 1/15/22 - 9/15/27	30,959	32,605
GNMA I SF 30 Year, 8.25%, 3/15/21 - 5/15/21	12,327	12,358
GNMA I SF 30 Year, 8.50%, 10/15/21 - 7/15/24	29,140	29,342
GNMA I SF 30 Year, 10.00%, 12/15/18	186	186
[i] GNMA II SF 30 Year, 4.50%, 10/01/48	2,045,000	2,114,019
GNMA II SF 30 Year, 6.50%, 1/20/26 - 1/20/33	146,641	163,134
GNMA II SF 30 Year, 7.50%, 11/20/22 - 7/20/32	93,961	105,410
GNMA II SF 30 Year, 8.00%, 8/20/26	92	104
GNMA II SF 30 Year, 9.00%, 11/20/19 - 3/20/25	762	789
GNMA II SF 30 Year, 10.50%, 6/20/20	6	6

		4,749,876

Total Mortgage-Backed Securities (Cost $50,674,643)		50,080,122

Total Investments before Short Term Investments (Cost $66,339,688)		65,832,475

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Shares	Value
Short Term Investments 8.3%

Money Market Funds (Cost $3,027,312) 5.0%
[k,l] Institutional Fiduciary Trust Money Market Portfolio, 1.69%	3,027,312	$3,027,312

	Principal Amount*
Repurchase Agreements (Cost $1,993,000) 3.3%
[m] Joint Repurchase Agreement, 2.236%, 10/01/18 (Maturity Value $1,993,372)
BNP Paribas Securities Corp. (Maturity Value $1,020,885)
Deutsche Bank Securities Inc. (Maturity Value $79,217)
HSBC Securities (USA) Inc. (Maturity Value $893,270)
Collateralized by U.S. Government Agency Securities, 3.00% - 4.50%, 11/20/46 - 6/20/48; U.S. Treasury Note, 1.375% - 3.50%, 4/15/20 - 4/30/21; and U.S. Treasury Strips, 2/15/30 - 11/15/47 (valued at $2,033,780)	$1,993,000	1,993,000

Total Investments (Cost $71,360,000)116.9%		70,852,787
Other Assets, less Liabilities (16.9)%		(10,227,588)

Net Assets 100.0%		$60,625,199

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At September 30, 2018, the aggregate value of these securities was $6,109,417, representing 10.1% of net assets.

bThe coupon rate shown represents the rate at period end.

cThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

dFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

eSee Note 7 regarding defaulted securities.

fAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

gInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

hThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

iSecurity purchased on a to-be-announced (TBA) basis. See Note 1(d).

jAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

kSee Note 3(f) regarding investments in affiliated management investment companies.

lThe rate shown is the annualized seven-day effective yield at period end.

mSee Note 1(c) regarding joint repurchase agreement.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

At September 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Contracts
CME Ultra Long Term U.S. Treasury Bond	Short	2	$ 308,562	12/19/18	$ 10,073
U.S. Treasury 2 Yr. Note.	Short	8	1,685,875	12/31/18	(145)
U.S. Treasury 5 Yr. Note.	Short	5	562,383	12/31/18	4,499
U.S. Treasury 30 Yr. Bond	Long	16	2,248,000	12/19/18	(62,543)
Ultra 10 Yr. U.S. Treasury Note	Long	15	1,890,000	12/19/18	(31,212)

Total Futures Contracts.					$(79,328)

*As of period end.

See Abbreviations on page 35.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Financial Statements

Statement of Assets and Liabilities

September 30, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 66,339,688
Cost - Non-controlled affiliates (Note 3f)	3,027,312
Cost - Unaffiliated repurchase agreements	1,993,000

Value - Unaffiliated issuers	$ 65,832,475
Value - Non-controlled affiliates (Note 3f)	3,027,312
Value - Unaffiliated repurchase agreements	1,993,000
Receivables:
Investment securities sold	2,847
Capital shares sold	19,098
Interest	188,540
Deposits with brokers for:
Futures contracts	48,636
Other assets	26

Total assets	71,111,934

Liabilities:
Payables:
Investment securities purchased	10,187,988
Capital shares redeemed	24,526
Distribution fees	12,047
Transfer agent fees	16,035
Distributions to shareholders	9,848
Variation margin on futures contracts	1,941
Funds advanced by custodian	189,428
Accrued expenses and other liabilities	44,922

Total liabilities	10,486,735

Net assets, at value	$ 60,625,199

Net assets consist of:
Paid-in capital	$ 73,668,594
Total distributable earnings (loss)	(13,043,395)

Net assets, at value	$ 60,625,199

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

September 30, 2018

Class A:
Net assets, at value	$16,303,059

Shares outstanding	1,824,962

Net asset value per share[a]	$8.93

Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.33

Class A1:
Net assets, at value	$32,802,016

Shares outstanding	3,669,703

Net asset value per share[a]	$8.94

Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.34

Class C:
Net assets, at value	$ 4,513,339

Shares outstanding	505,203

Net asset value and maximum offering price per share[a]	$8.93

Class R6:
Net assets, at value	$ 432,331

Shares outstanding	48,464

Net asset value and maximum offering price per share	$8.92

Advisor Class:
Net assets, at value	$ 6,574,454

Shares outstanding	736,550

Net asset value and maximum offering price per share	$8.93

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Operations

for the year ended September 30, 2018

Investment income:
Dividends:
Unaffiliated issuers	$(7,404)
Non-controlled affiliates (Note 3f)	14,383
Interest:
Unaffiliated issuers:
Paydown gain (loss)	(319,847)
Paid in cash	2,864,571

Total investment income	2,551,703

Expenses:
Management fees (Note 3a)	274,108
Distribution fees: (Note 3c)
Class A	46,729
Class C	35,301
Transfer agent fees: (Note 3e)
Class A	32,956
Class A1	65,561
Class C	9,617
Class R6	915
Advisor Class	11,893
Custodian fees (Note 4)	2,604
Reports to shareholders	22,907
Registration and filing fees	94,053
Professional fees	91,191
Trustees’ fees and expenses	1,556
Other	50,460

Total expenses	739,851
Expense reductions (Note 4)	(173)
Expenses waived/paid by affiliates (Note 3g)	(110,018)

Net expenses	629,660

Net investment income	1,922,043

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,124,514)
Foreign currency transactions	4
Futures contracts	(207,953)

Net realized gain (loss)	(1,332,463)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,351,434)
Futures contracts	(23,531)

Net change in unrealized appreciation (depreciation)	(1,374,965)

Net realized and unrealized gain (loss)	(2,707,428)

Net increase (decrease) in net assets resulting from operations	$(785,385)

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended September 30,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$1,922,043	$1,700,942
Net realized gain (loss)	(1,332,463)	(1,657,169)
Net change in unrealized appreciation (depreciation)	(1,374,965)	82,807

Net increase (decrease) in net assets resulting from operations	(785,385)	126,580

Distributions to shareholders: (Note 1h)
Class A	(602,559)	(735,045)
Class A1	(1,294,005)	(1,411,458)
Class C	(154,034)	(185,197)
Class R6	(14,606)	(26)
Advisor Class	(234,563)	(244,016)

Distributions from tax return of capital:
Class A	—	(11,031)
Class A1	—	(21,821)
Class C	—	(2,856)
Class R6	—	(1)
Advisor Class	—	(3,942)

Total distributions to shareholders	(2,299,767)	(2,615,393)

Capital share transactions: (Note 2)
Class A	(3,988,857)	(12,242,804)
Class A1	(6,372,489)	(11,327,345)
Class C	(1,549,778)	(2,934,339)
Class R6	445,374	5,000
Advisor Class	(755,598)	(434,713)

Total capital share transactions	(12,221,348)	(26,934,201)

Net increase (decrease) in net assets	(15,306,500)	(29,423,014)
Net assets:
Beginning of year	75,931,699	105,354,713

End of year (Note 1h)	$60,625,199	$75,931,699

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Notes to Financial Statements

1. Organization and Significant Accounting

Policies

Franklin Strategic Mortgage Portfolio (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Strategic Mortgage Portfolio (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Derivative financial instruments listed on an exchange are valued at the official closing price of the day.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on September 30, 2018.

d.  Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Sufficient assets have been segregated for these securities.

e.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

See Note 8 regarding other derivative information.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

f.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

g.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statement of Operations. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

*Effective with the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes are included in the Statements of Changes in Net Assets, therefore prior period amounts are presented below.

For the year ended September 30, 2017, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(735,045)
Class A1	(1,411,458)
Class C	(185,197)
Class R6	(26)
Advisor Class	(244,016)

For the year ended September 30, 2017, distributions in excess of net investment income included in net assets was $(33,701).

2. Shares of Beneficial Interest

At September 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended September 30,

	2018		2017[a]

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	618,223	$5,675,089	801,773	$7,524,637
Shares issued in reinvestment of distributions	60,586	552,130	73,222	686,195
Shares redeemed	(1,117,552)	(10,216,076)	(2,183,021)	(20,453,636)

Net increase (decrease)	(438,743)	$(3,988,857)	(1,308,026)	$(12,242,804)

Class A1 Shares:
Shares sold	168,419	$1,536,070	199,931	$1,873,549
Shares issued in reinvestment of distributions	133,959	1,220,695	144,795	1,357,943
Shares redeemed	(1,002,795)	(9,129,254)	(1,553,196)	(14,558,837)

Net increase (decrease)	(700,417)	$(6,372,489)	(1,208,470)	$(11,327,345)

Class C Shares:
Shares sold	55,909	$508,693	93,491	$879,328
Shares issued in reinvestment of distributions	15,537	141,601	18,250	171,045
Shares redeemed	(241,517)	(2,200,072)	(425,443)	(3,984,712)

Net increase (decrease)	(170,071)	$(1,549,778)	(313,702)	$(2,934,339)

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

		Year Ended September 30,

	2018		2017[a]

	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold	64,115	$592,593	533	$5,000
Shares issued in reinvestment of distributions	1,601	14,527	—	—
Shares redeemed	(17,785)	(161,746)	—	—

Net increase (decrease)	47,931	$445,374	533	$5,000

Advisor Class Shares:
Shares sold	217,283	$1,982,625	743,154	$6,947,738
Shares issued in reinvestment of distributions	20,198	183,021	16,400	153,614
Shares redeemed	(318,593)	(2,921,244)	(805,806)	(7,536,065)

Net increase (decrease)	(81,112)	$(755,598)	(46,252)	$(434,713)

aFor the period August 1, 2017 (effective date) to September 30, 2017, for Class R6.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.400%	First $250 million
0.380%	Over $250 million, up to and including $500 million
0.360%	In excess of $500 million

For the year ended September 30, 2018, the gross effective investment management fee rate was 0.400% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement

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NOTES TO FINANCIAL STATEMENTS

distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$5,644
CDSC retained	$274

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A and A1 shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2018, the Fund paid transfer agent fees of $120,942, of which $64,149 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended September 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.69%	841,566	20,144,755	(17,959,009)	3,027,312	$3,027,312	$14,383	$ —	$ —

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

g.  Waiver and Expense Reimbursements

Effective February 1, 2018, Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class A1, Class C and Advisor Class of the Fund do not exceed 0.75%, and for Class R6 does not exceed 0.64% based on the average net assets of each class until January 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended September 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2019	$8,155,073
Capital loss carryforwards not subject to expiration:
Short term	2,750,972
Long term	1,666,192

Total capital loss carryforwards	$12,572,237

On September 30, 2018, the Fund had expired capital loss carryforwards of $6,929,694, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from ordinary income	$2,299,767	$2,575,742
Return of capital	—	39,651

	$2,299,767	$2,615,393

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NOTES TO FINANCIAL STATEMENTS

At September 30, 2018, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$71,297,585

Unrealized appreciation	$910,216
Unrealized depreciation	(1,434,221)

Net unrealized appreciation (depreciation)	$(524,005)

Distributable earnings:
Undistributed ordinary income	$62,672

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of paydown losses.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2018, aggregated $178,430,744 and $190,936,643, respectively.

7.  Defaulted Securities

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At September 30, 2018, the value of this security represents less than 0.1% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8.  Other Derivative Information

At September 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$14,572	[a]	Variation margin on futures contracts	$93,900	[a]

[a]This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended September 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$(207,953)		Futures contracts	$(23,531)

For the year ended September 30, 2018, the average month end notional amount of futures contracts represented $6,066,962.

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NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information (continued)

See Note 1(e) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended September 30, 2018, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of September 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Corporate Bonds	$—	$97,178	$—	$97,178
U.S. Government and Agency Securities	—	429,706	—	429,706
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	15,219,077	6,392	15,225,469
Mortgage-Backed Securities	—	50,080,122	—	50,080,122
Short Term Investments	5,020,312	—	—	5,020,312

Total Investments in Securities	$5,020,312	$65,826,083	$6,392	$70,852,787

Other Financial Instruments:
Futures Contracts	$14,572	$—	$—	$14,572

Liabilities:
Other Financial Instruments:
Futures Contracts	$93,900	$—	$—	$93,900

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

11.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective October 5, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Currency	Selected Portfolio
USD United States Dollar	FRN	Floating Rate Note
	IO	Interest Only
	LIBOR	London InterBank Offered Rate
	PL	Project Loan
	REIT	Real Estate Investment Trust
	SF	Single Family

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Mortgage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Strategic Mortgage Portfolio (the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

November 29, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $2,360,955 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended September 30, 2018.

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of the Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Trust’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Trust. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of the Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; and (ii) the proposals to use a “manager of managers” structure and to approve an amended fundamental investment restriction regarding investments in commodities were approved by shareholders. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.     To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	5,923,906	181,556
Terrence J. Checki	5,927,482	177,980
Mary C. Choksi	5,929,504	175,958
Edith E. Holiday	5,924,582	180,880
Gregory E. Johnson	5,933,017	172,445
Rupert H. Johnson, Jr	5,918,546	186,916
J. Michael Luttig	5,932,994	172,468
Larry D. Thompson	5,931,695	173,767
John B. Wilson	5,933,435	172,027

Total Trust Shares Outstanding*: 8,306,957

* As of the record date.

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Trust’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	4,128,396
Against	430,717
Abstain	184,736
Broker Non-Votes	1,361,614
Total Trust Shares Voted	6,105,462
Total Trust Shares Outstanding*	8,306,957

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	4,299,014
Against	195,487
Abstain	249,347
Broker Non-Votes	1,361,614
Total Trust Shares Voted	6,105,462
Total Trust Shares Outstanding*	8,306,957

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1992	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017- present).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director, and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	43

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

44	Annual Report	franklintempleton.com

Annual Report and Shareholder Letter

Franklin Strategic Mortgage Portfolio

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	357 A 11/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $38,839 for the fiscal year ended September 30, 2018 and $39,117 for the fiscal year ended September 30, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,000 for the fiscal year ended September 30, 2018 and $0 for the fiscal year ended September 30, 2017. The services for which these fees were paid included tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $27 for the fiscal year ended September 30, 2018 and $0 for the fiscal year ended September 30, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended September 30, 2018 and $14,000 for the fiscal year ended September 30, 2017. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $21,527 for the fiscal year ended September 30, 2018 and $14,000 for the fiscal year ended September 30, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.        N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date November 27, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date November 27, 2018